TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND            SUMMARY PROSPECTUS
CLASS Z TICKER: TSDOX                                        JANUARY 28, 2010

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Ultra Short Duration Fixed Income Fund seeks maximum total return consistent with the preservation of capital.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
                                                                                                      Class Z
-------------------------------------------------------------------------------------------------------------------
Wire Redemption Fee                                                                                   Up to $15
-------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)
--------------------------------------------------------------------------------------------------------------------
Management Fees                                                                                          0.25%
Distribution and/or Service (12b-1) Fees                                                                 None
Other Expenses                                                                                           0.38%
    Shareholder Service Fees                                                                             0.22%
Acquired Fund Fees and Expenses(1)                                                                       0.02%
Total Annual Fund Operating Expenses                                                                     0.87%
Fee Waiver and/or Expense Reimbursement(2)                                                               0.16%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement                       0.71%
-------------------------------------------------------------------------------------------------------------------

(1) The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund's Annual Report dated September 30, 2009 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.69%. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. See the discussion entitled "Contractual Fee Waiver Agreement" under the section entitled "The Funds' Management" in the Fund's prospectus for more information.

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the one year contractual fee waiver). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                                                               $73
3 Years                                                              $262
5 Years                                                              $467
10 Years                                                             $1,058
--------------------------------------------------------------------------------


PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Touchstone Ultra Short Duration Fixed Income Fund invests, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("GNMA"). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. The Fund also invests in repurchase agreements and high quality securities issued by U.S. corporations.

In selecting investments for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), chooses fixed income securities that it believes are attractively priced relative to the market or to similar instruments. In addition, Fort Washington considers the "effective duration" of the Fund's entire portfolio. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. While the Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration for the Fund of one year or less under normal market conditions.

THE PRINCIPAL RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments.

The principal risks of investing in this Fund are related to changes in the values of the securities as interest rates change, credit risk (issuers will not make the interest or principal payments when they are due), prepayment risk (issuers may prepay principal earlier than scheduled at a time when interest rates are lower), and risks of political, social and economic developments. As interest rates rise, the value of fixed income securities the Fund owns is likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Lower rated securities are often more volatile than higher rated securities. Longer-term securities are generally more volatile than shorter-term securities, so the average maturity or duration of these securities affects risk. When markets are volatile, the Fund may not be able to buy or sell securities at favorable prices and the Fund may lose money.

Because of its focus on short duration securities, the Fund may underperform other segments of the fixed income market or the fixed income markets as a whole.

The Fund's U.S. government securities are not guaranteed against price movements due to changing interest rates. Securities issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. In addition, securities issued by agencies such as Fannie Mae and GNMA are supported only by the credit of the issuing agency and any associated collateral.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

Under all repurchase agreements entered into by the Fund, the Funds' Custodian or its agent must take possession of the underlying collateral. However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

This Fund should only be purchased by investors seeking maximum total return consistent with preservation of capital who can withstand a limited amount of share price volatility, and seek exposure to fixed income securities. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of this Prospectus.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund by showing changes in the fund's performance from year to year and by showing how the Fund's average annual total returns for 1 year, 5 years and 10 years compare with the Merrill Lynch Three-Month U.S. Treasury Bill Index. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

ULTRA SHORT DURATION FIXED INCOME FUND - CLASS Z TOTAL RETURN

[BAR CHART]

2000      6.97%
2001      5.79%
2002      2.67%
2003      1.35%
2004      1.75%
2005      2.93%
2006      5.29%
2007      4.70%
2008      0.53%
2009      3.32%

Best Quarter: 1st Quarter 2001 +2.02%     Worst Quarter: 3rd Quarter 2008 -0.24%

For information on the prior history of the Fund, please see the section titled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009

                                                                   1 Year           5 Years            10 years
ULTRA SHORT DURATION FIXED INCOME FUND
-------------------------------------------------------------------------------------------------------------------
CLASS Z RETURNS
Return Before Taxes                                                 3.32%             3.34%              3.51%
Return After Taxes on Distributions                                 2.30%             1.86%              2.09%
Return After Taxes on Distributions and
    Sale of Fund Shares                                             2.15%             1.99%              2.14%
MERRILL LYNCH THREE-MONTH U.S. TREASURY BILL INDEX                  0.21%             3.02%              2.98%
(reflects no deductions for fees, expenses or taxes)
-------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISOR                     INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.              Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGER(S)

Scott D. Weston
Vice President and Senior Portfolio Manager
Managing the Fund since 2008

Brent A. Miller, CFA
Portfolio Manager
Managing the Fund since 2008

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
-------------------------------

                                                            Initial          Additional
                                                           Investment        Investment
-----------------------------------------------------------------------------------------------
Regular Account                                           $     2,500       $         50
Retirement Account or Custodial Account under
   the Uniform Gifts/Transfers to Minors Act              $     1,000       $         50
Investments through the Automatic Investment Plan         $       100       $         50
-----------------------------------------------------------------------------------------------

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Class Z shares are available only through a financial intermediary or financial institutions such as retirement plans, fee based platforms and brokerage accounts. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.